EXHIBIT 99.2

KITE REALTY GROUP TRUST

JUNE 30, 2010

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer

Adam Chavers, Vice President, Acquisitions & Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – JUNE 30, 2010

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30
9	Funds from Operations and Other Financial Information for the Three and Six Months Ended June 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of June 30, 2010
11	Same Property Net Operating Income for the Three and Six Months Ended June 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of June 30, 2010
14	Schedule of Outstanding Debt as of June 30, 2010
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Six Months Ended June 30
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics Including Joint Venture Properties
27	Summary Commercial Portfolio Statistics
28	In-Process Developments
29	Redevelopment Projects
30	Future Developments
31	Geographic Diversification – Operating Portfolio
32	Operating Retail Properties
36	Operating Commercial Properties
37	Retail Operating Portfolio – Tenant Breakdown

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of June 30, 2010, we owned interests in 55 operating properties totaling approximately 8.4 million square feet, an additional 0.3 million square feet in two properties currently under development and another 0.5 million square feet in five properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2010

•	Operating Retail Properties	51
•	Operating Commercial Properties	4
•	Total Properties Under Development	2
•	Total Properties Under Redevelopment	5
•	States	9
•	Total GLA/NRA of Operating Properties	8,385,675
•	Owned GLA/NRA of Operating Properties	5,498,230
•	Owned GLA of Properties Under Development/Redevelopment	808,020
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	91.5%
•	Percentage of Owned GLA Leased – Retail Operating	91.0%
•	Percentage of Owned NRA Leased – Commercial Operating	95.5%
•	Total Full-Time Employees, including 68 home office employees	86

Stock Listing:  New York Stock Exchange symbol: KRG

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
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CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Vice President, Acquisitions &	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
Investor Relations	(212) 885-4170	(727) 567-2253/(727) 567-2660
Kite Realty Group Trust	paul.adornato@bmo.com	paul.puryear@raymondjames.com
30 South Meridian Street, Suite 1100		richard.milligan@raymondjames.com
Indianapolis, IN 46204	Citigroup Global Markets
(317) 577-5609/(317) 713-5684	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
dsink@kiterealty.com	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
achavers@kiterealty.com	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
	quentin.velleley@citi.com	rich.moore@rbccm.com
Transfer Agent:		wes.golladay@rbccm.com
Janney Montgomery Scott
BNY Mellon Shareholder Services	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
Mr. James Balsan	(215) 665-6439	Mr. Nathan Isbee
480 Washington Blvd., 29th Floor	adizio@jmsonline.com	(443) 224-1346
Jersey City, NJ 07310		nisbee@stifel.com
(800) 820-8521	KeyBanc Capital Markets
	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	tthomas@keybanccm.com	(617) 603-4262
	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
Barclays Capital
45 Broadway	Morgan Keegan
20th Floor	Steve Swett
New York, NY 10006	(212) 508-7585
(646) 333-7000	stephen.swett@morgankeegan.com

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IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2010 to be filed on or about August 9, 2010, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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CORPORATE STRUCTURE CHART – JUNE 30, 2010

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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Land	$226,094,850	$226,506,781
Land held for development	27,546,315	27,546,315
Buildings and improvements	749,417,510	736,027,845
Furniture, equipment and other	5,139,396	5,060,233
Construction in progress	180,889,327	176,689,227
	1,189,087,398	1,171,830,401
Less: accumulated depreciation	(142,426,340)	(127,031,144)
	1,046,661,058	1,044,799,257
Cash and cash equivalents	10,380,923	19,958,376
Tenant receivables, including accrued straight-line rent of $8,806,470 and $8,570,069, respectively, net of allowance for uncollectible accounts	16,793,319	18,537,031
Other receivables	6,769,776	9,326,475
Investments in unconsolidated entities, at equity	10,702,401	10,799,782
Escrow deposits	13,872,370	11,377,408
Deferred costs, net	21,164,713	21,509,070
Prepaid and other assets	4,969,800	4,378,045
Total Assets	$1,131,314,360	$1,140,685,444

Liabilities and Equity:
Mortgage and other indebtedness	$662,399,569	$658,294,513
Accounts payable and accrued expenses	36,397,129	32,799,351
Deferred revenue and other liabilities	16,468,913	19,835,438
Total Liabilities	715,265,611	710,929,302
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	45,785,248	47,307,115
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 63,212,015 shares and 63,062,083 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	632,120	630,621
Additional paid in capital	450,241,522	449,863,390
Accumulated other comprehensive loss	(5,376,956)	(5,802,406)
Accumulated deficit	(82,294,258)	(69,613,763)
Total Kite Realty Group Trust Shareholders’ Equity	363,202,428	375,077,842
Noncontrolling Interests	7,061,073	7,371,185
Total Equity	370,263,501	382,449,027
Total Liabilities and Equity	$1,131,314,360	$1,140,685,444

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CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue:
Minimum rent	$17,741,385	$17,900,174	$35,476,596	$35,834,674
Tenant reimbursements	4,259,847	4,654,376	9,101,108	9,192,463
Other property related revenue	849,036	1,770,070	1,948,848	3,360,074
Construction and service fee revenue	1,950,848	5,762,463	3,830,198	11,911,458
Total revenue	24,801,116	30,087,083	50,356,750	60,298,669
Expenses:
Property operating	3,733,851	3,880,359	8,308,203	9,156,072
Real estate taxes	3,163,086	3,544,973	6,539,400	6,280,623
Cost of construction and services	1,637,383	5,017,734	3,395,701	10,577,050
General, administrative, and other	1,254,792	1,545,964	2,630,762	2,889,044
Depreciation and amortization	12,165,390	8,678,413	20,710,245	16,139,475
Total expenses	21,954,502	22,667,443	41,584,311	45,042,264
Operating income	2,846,614	7,419,640	8,772,439	15,256,405
Interest expense	(7,237,738)	(6,991,624)	(14,334,601)	(13,768,132)
Income tax expense of taxable REIT subsidiary	(127,264)	(13,233)	(153,100)	(51,185)
(Loss) income from unconsolidated entities	(98,595)	121,017	(98,595)	152,517
Other income	66,810	35,622	132,560	84,506
(Loss) income from continuing operations	(4,550,173)	571,422	(5,681,297)	1,674,111
Loss from discontinued operations	—	(266,035)	—	(482,746)
Consolidated net (loss) income	(4,550,173)	305,387	(5,681,297)	1,191,365
Net loss (income) attributable to noncontrolling interests	529,618	(48,302)	586,062	(233,038)
Net (loss) income attributable to Kite Realty Group Trust	$(4,020,555)	$257,085	$(5,095,235)	$958,327

(Loss) income per common share – basic and diluted
(Loss) income from continuing operations attributable to Kite Realty Group Trust common shareholders	$(0.06)	$0.01	$(0.08)	$0.03
Loss from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	—	—	(0.01)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(0.06)	$0.01	$(0.08)	$0.02

Weighted average common shares outstanding - basic	63,209,194	47,988,205	63,165,588	41,124,387
Weighted average common shares outstanding - diluted	63,209,194	48,081,453	63,165,588	41,198,377
Dividends declared per common share	$0.0600	$0.0600	$0.1200	$0.2125

Net (loss) income attributable to Kite Realty Group Trust common shareholders:
(Loss) income from continuing operations	$(4,020,555)	$485,607	$(5,095,235)	$1,362,385
Discontinued operations	—	(228,522)	—	(404,058)
Net (loss) income attributable to Kite Realty Group Trust	$(4,020,555)	$257,085	$(5,095,235)	$958,327

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
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FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND SIX MONTHS

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Consolidated net (loss) income	$(4,550,173)	$305,387	$(5,681,297)	$1,191,365
Less net (loss) income attributable to noncontrolling interests in properties	24,563	(26,228)	(54,526)	(46,475)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests	12,004,739	8,586,847	20,327,252	15,967,091
Add depreciation and amortization of unconsolidated entities	41,359	52,690	41,359	104,826
Funds From Operations of the Kite Portfolio1	7,520,488	8,918,696	14,632,788	17,216,807
Less redeemable noncontrolling interests in Funds From Operations	(842,294)	(1,277,482)	(1,638,872)	(2,854,123)
Funds From Operations allocable to the Company1	$6,678,194	$7,641,214	$12,993,916	$14,362,684

Basic and Diluted FFO per share of the Kite Portfolio	$0.11	$0.15	$0.21	$0.35

Basic weighted average Common Shares outstanding	63,209,194	47,988,205	63,165,588	41,124,387
Diluted weighted average Common Shares outstanding	63,476,111	48,081,453	63,396,648	41,198,377
Basic weighted average Common Shares and Units outstanding	71,178,077	56,040,684	71,137,042	49,176,866
Diluted weighted average Common Shares and Units outstanding	71,444,993	56,133,932	71,368,102	49,250,856

Other Financial Information:
Capital expenditures2
Tenant improvements - Retail	$145,844	$64,390	$586,278	$152,980
Tenant improvements - Commercial	—	—	—	—
Leasing commissions - Retail	304,524	80,095	380,829	136,811
Leasing commissions – Commercial	—	1,816	30,662	1,816
Capital improvements3	264,906	136,526	286,627	204,251
Scheduled debt principal payments	1,324,888	915,084	2,400,025	1,782,195
Straight line rent	156,507	517,950	239,822	854,283
Market rent amortization income from acquired leases	718,534	780,682	1,485,665	1,563,112
Market debt adjustment	107,714	107,714	215,428	215,428
Capitalized interest	2,166,115	2,137,391	4,154,242	4,202,134
Mark to market lease amount in Deferred revenue and Other liabilities on condensed consolidated balance sheet	11,204,546	14,106,224
Additional Construction in progress not in development pipelines	37,809,249
Acreage of undeveloped, vacant land in the operating portfolio4	41.2

____________________
1
“Funds From Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.

3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

4	Excludes land in construction in progress and land held for development.

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MARKET CAPITALIZATION AS OF JUNE 30, 2010

	As of June 30, 2010
		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding	88.8%	63,212,015

Operating Partnership ("OP") Units Outstanding	11.2%	7,968,498

Combined Common Shares and OP Units	100.0%	71,180,513

Market Price of Common Shares at June 30, 2010		$4.18

Total Equity Capitalization		$297,534,546	32%

Debt Capitalization:

Company Outstanding Debt		$662,399,569

Less: Partner Share of Consolidated Joint Venture Debt		(46,935,521)

Company Share of Outstanding Debt		615,464,048

Pro-rata Share of Unconsolidated Joint Venture Debt		17,030,951

Less: Cash and Cash Equivalents		(10,380,923)

Total Net Debt Capitalization		$622,114,076	68%

Total Market Capitalization as of June 30, 2010		$919,648,622	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2010

Consolidated Undepreciated Real Estate Assets	$1,189,087,398
Company Share of Unconsolidated Real Estate Assets	28,708,627
Escrow Deposits	13,872,370
$1,231,668,395

Total Consolidated Debt	$662,399,569
Company Share of Joint Venture Debt	17,030,951
Less: Cash	(10,380,923)
$669,049,597

Ratio of Debt to Total Undepreciated Real Estate Assets	54.3%

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SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Number of properties at period end1	55	55		55	55

Leased percentage at period end	91.5%	91.1%		91.5%	91.1%
Minimum rent	$16,457,907	$16,931,365		$33,075,364	$33,998,551
Tenant recoveries	3,948,089	4,194,682		8,527,176	8,939,906
Other income	37,420	36,158		132,812	117,934
	20,443,416	21,162,205		41,735,352	43,056,391

Property operating expenses	3,603,897	3,767,503		8,027,159	8,390,154
Real estate taxes	2,738,074	3,083,350		5,733,170	6,063,710
	6,341,971	6,850,853		13,760,329	14,453,864

Net operating income – same properties (55 properties)2	$14,101,445	$14,311,352	-1.5%	$27,975,023	$28,602,527	-2.2%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,101,445	$14,311,352		$27,975,023	$28,602,527
Other income (expense), net	(18,122,000)	(14,054,267)		(33,070,258)	(27,644,200)
Net (loss) income	$(4,020,555)	$257,085		$(5,095,235)	$958,327

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Rivers Edge, Coral Springs and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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NET OPERATING INCOME BY QUARTER

	Three Months Ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Revenue:
Minimum rent	$17,741,385	$17,735,211	$18,000,595	$17,777,146	$17,900,174
Tenant reimbursements	4,259,847	4,841,261	4,750,543	4,220,185	4,654,376
Other property related revenue1	466,819	678,157	1,233,143	671,534	1,448,382
Parking revenue, net	(23,196)	(38,254)	56,305	201,823	233,996
	22,444,855	23,216,375	24,040,586	22,870,688	24,236,928
Expenses:
Property operating – Recoverable2	2,928,684	3,512,414	3,618,959	3,296,572	3,086,331
Property operating – Non-Recoverable2	615,317	896,183	966,653	706,716	665,163
Real estate taxes	2,975,372	3,109,088	2,994,526	2,755,011	3,610,110
	6,519,373	7,517,685	7,580,138	6,758,299	7,361,604
Net Operating Income – Properties	15,925,482	15,698,690	16,460,448	16,112,389	16,875,324

Other Income (Expense):
Construction and service fee revenue	1,950,848	1,879,350	4,855,122	2,684,209	5,762,463
Cost of construction and services	(1,637,383)	(1,758,318)	(4,233,332)	(2,381,885)	(5,017,734)
General, administrative, and other	(1,254,792)	(1,375,970)	(1,435,172)	(1,387,407)	(1,545,964)
	(941,327)	(1,254,938)	(813,382)	(1,085,083)	(801,235)
Earnings Before Interest, Taxes, Depreciation and Amortization	14,984,155	14,443,752	15,647,066	15,027,306	16,074,089

Depreciation and amortization	(12,137,541)	(8,517,927)	(8,246,013)	(7,702,482)	(8,654,449)
Interest expense	(7,237,738)	(7,096,863)	(6,567,135)	(6,815,787)	(6,991,624)
Income tax (expense) benefit of taxable REIT subsidiary	(127,264)	(25,836)	(7,236)	80,714	(13,233)
(Loss) income from unconsolidated entities	(98,595)	—	—	73,523	121,017
Non-cash gain from consolidation of subsidiary3	—	—	—	1,634,876	—
Other income	66,810	65,750	98,191	42,230	35,622
(Loss) income from continuing operations	(4,550,173)	(1,131,124)	924,873	2,340,380	571,422
Discontinued operations4:
Operating loss from discontinued operations	—	—	(18,614)	(231,260)	(266,035)
Non-cash loss on impairment of real estate asset	—	—	—	(5,384,747)	—
Loss from discontinued operations	—	—	(18,614)	(5,616,007)	(266,035)
Net (loss) income	(4,550,173)	(1,131,124)	906,259	(3,275,627)	305,387
Net loss (income) attributable to noncontrolling interest	529,618	56,444	(262,982)	(107,743)	(48,302)
Net (loss) income attributable to Kite Realty Group Trust	$(4,020,555)	$(1,074,680)	$643,277	$(3,383,370)	$257,085

NOI/Revenue	71.0%	67.6%	68.5%	70.4%	69.6%
Recovery Ratio5	72.2%	73.1%	71.8%	69.7%	69.5%

____________________
1	Other property related revenue for the three months ended June 30, 2010 includes net gains on land and outlot sales of $0.3 million.
2	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
3
In September 2009, the Company consolidated the financial statements of The Centre operating property at the fair value of the underlying assets and liabilities. It recorded a non-cash gain of $1.6 million, its share of which was approximately $1.0 million.

4
In December 2009, the Company transferred its Galleria Plaza operating property to the ground lessor.  The Company had recognized a non-cash impairment charge of $5.4 million to write off the net book value of the property in September 2009.  Since the Company ceased operating this property during the fourth quarter of 2009, it was appropriate to reclassify the non-cash impairment loss and the operating results related to this property to discontinued operations for the 2009 periods presented above.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.12

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2010

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$299,424,046	44%	6.08%	5.0
Floating Rate Debt (Hedged)	219,587,874	32%	5.70%	1.4
Total Fixed Rate Debt, considering hedges	519,011,920	76%	5.92%	3.5
Variable Rate Debt:1
Construction Loans	73,590,518	11%	3.73%	2.2
Other Variable	288,622,664	42%	2.70%	1.6
Floating Rate Debt (Hedged)	(219,587,874)	-32%	-2.58%	-1.4
Unconsolidated	17,030,951	3%	3.48%	1.4
Total Variable Rate Debt, considering hedges	159,656,259	24%	3.41%	2.1
Net Premiums on Fixed Rate Debt	762,341	N/A	N/A	N/A
Total	$679,430,520	100%	5.33%	3.2

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2010	$1,584,029	$—	$—	$—	$1,584,029	$—	$1,584,029
20112	3,124,697	68,243,399	148,800,000	29,081,622	249,249,718	13,549,200	262,798,918
2012	3,549,537	65,295,827	—	—	68,845,364	—	68,845,364
2013	3,556,862	42,839,017	—	44,508,896	90,904,775	—	90,904,775
2014	3,262,898	31,458,767	—	—	34,721,665	3,481,751	38,203,416
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,034	170,263,953	—	—	175,072,987	—	175,072,987
Net Premiums on Fixed Rate Debt	—	—	—	—	762,341	—	762,341
Total	$22,843,805	$416,402,905	$148,800,000	$73,590,518	$662,399,569	$17,030,951	$679,430,520

____________________
1	Variable rate debt, net of interest rate swap transactions:
	Construction	$73,590,518	11%
	Other Variable	69,034,790	10%	(includes debt on land held for development)
	Unconsolidated	17,030,951	3%	(includes debt on land held for development)
	Total	$159,656,259	24%

2
The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available subject to certain customary conditions, including that the Company remains in compliance with all applicable covenants.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.13

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2010

CONSOLIDATED DEBT
Fixed Rate Debt	Interest Rate	Maturity Date	Balance as of June 30, 2010	Monthly Debt Service as of June 30, 2010
50th & 12th	5.67%	11/11/14	$4,331,779	$27,190
The Centre at Panola	6.78%	1/1/22	3,562,599	36,583
Cool Creek Commons	5.88%	4/11/16	17,753,151	106,534
The Corner	7.65%	7/1/11	1,531,288	17,111
Fox Lake Crossing	5.16%	7/1/12	11,170,335	68,604
Geist Pavilion	5.78%	1/1/17	11,125,000	55,372
Indian River Square	5.42%	6/11/15	13,128,435	74,850
International Speedway Square	7.17%	3/11/11	18,433,763	139,143
Kedron Village	5.70%	1/11/17	29,700,000	145,778
Pine Ridge Crossing	6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill	7.38%	2/1/12	25,387,484	193,484
Plaza Volente	5.42%	6/11/15	28,310,039	161,405
Preston Commons	5.90%	3/11/13	4,264,849	28,174
Riverchase Plaza	6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre	6.01%	7/1/16	25,000,000	129,382
30 South	6.09%	1/11/14	21,494,541	142,257
Traders Point	5.86%	10/11/16	48,000,000	242,213
Whitehall Pike	6.71%	7/5/18	8,230,783	77,437
Subtotal			$299,424,046	$1,798,478

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of June 30, 2010	Monthly Debt Service as of June 30, 2010
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.42%	2/20/11	$50,000,000	$267,584
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.27%	2/18/11	25,000,000	130,521
Unsecured Term Loan1	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	5.23%	12/27/11	14,893,901	64,913
Beacon Hill	Fifth Third Bank	2.98%	12/27/11	4,806,099	11,935
Eastgate Pavilion	PNC Bank	4.84%	4/30/12	15,019,340	60,578
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	20,000,000	73,333
Ridge Plaza	TD Bank	6.56%	1/3/17	14,868,534	81,281
Subtotal				$219,587,874	$1,042,582
TOTAL CONSOLIDATED FIXED RATE DEBT				$519,011,920	$2,841,060
TOTAL NET PREMIUMS				$762,341

Variable Rate Debt: Mortgages	Lender	Interest Rate2	Maturity Date	Balance as of June 30, 2010
Bayport Commons3	Bank of America	LIBOR + 350	1/6/12	$14,893,901
Beacon Hill4	Fifth Third Bank	LIBOR + 125	3/30/14	7,484,550
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	15,046,530
Estero Town Commons5	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	10,500,000
Fishers Station6	National City Bank/PNC	LIBOR + 350	6/6/11	3,809,739
Gateway Shopping Center4	Charter One Bank	LIBOR + 190	10/31/11	20,892,866
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	20,433,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,560,880
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	14,889,672
Rivers Edge	Huntington Bank	LIBOR + 400	2/1/13	14,311,526
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	14,000,000
Subtotal				$139,822,664

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.
2	At June 30, 2010, one-month LIBOR was 0.35%.
3	The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.
4	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.
5	The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.
6	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.14

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2010 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2010
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wachovia Bank/Wells Fargo	LIBOR + 350	2/12/13	34,000,000	28,188,896
Delray Marketplace3	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	7,075,000	7,075,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	22,006,622
South Elgin Commons4	Charter One Bank	LIBOR + 325	9/30/13	9,440,000	9,320,000
Subtotal				$86,975,000	$73,590,518

Corporate Debt	Lender	Interest Rate1	Maturity Date	Balance as of June 30, 2010
Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	LIBOR + 135	2/20/11	$93,800,000
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11	55,000,000
Subtotal				$148,800,000

Floating Rate Debt (Hedged)	Lender	Interest Rate1	Maturity Date	Balance as of June 30, 2010
Unsecured Credit Facility6	KeyBank (Admin. Agent)	LIBOR + 135	2/20/11	$(50,000,000)
Unsecured Credit Facility6	KeyBank (Admin. Agent)	LIBOR + 135	2/18/11	(25,000,000)
Unsecured Term Loan6	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11	(55,000,000)
Bayport Commons	Bank of America	LIBOR + 350	12/27/11	(14,893,901)
Beacon Hill	Fifth Third Bank	LIBOR + 125	12/27/11	(4,806,099)
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	(15,019,340)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11	(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	(20,000,000)
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	(14,868,534)
Subtotal				$(219,587,874)
TOTAL CONSOLIDATED VARIABLE RATE DEBT				$142,625,308
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$662,399,569

____________________
1	At June 30, 2010, the one-month LIBOR interest rate was 0.35%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The loan has a LIBOR floor of 2.00%.

5
The Company has 50 unencumbered properties and other assets of which 46 are wholly owned and used as collateral under the unsecured credit facility and four of which are owned in a joint venture.   The major unencumbered properties include: Boulevard Crossing, Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King's Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

6	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.15

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2010 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2010
Parkside Town Commons2	Bank of America	LIBOR + 300	2/28/11	$33,873,000	$33,873,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,850,000	6,963,502
					40,836,502
Parkside Town Commons Joint Venture Partners' Share – 60%					(20,323,800)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					(3,481,751)
KRG SHARE OF UNCONSOLIDATED DEBT					$17,030,951

TOTAL KRG CONSOLIDATED DEBT					$662,399,569
TOTAL KRG DEBT					$679,430,520

____________________
1	At June 30, 2010, the one-month LIBOR interest rate was 0.35%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.16

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

During 2010, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________
1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.17

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	June 30, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Buildings and improvements	$1,155,843	$—
Furniture, equipment and other	5,363	—
Construction in progress	67,472,956	62,204,124
	68,634,162	62,204,124
Less: accumulated depreciation	(80,760)	—
	68,553,402	62,204,124
Cash and cash equivalents	199,165	540,264
Other receivables	5,461	—
Escrow deposits	600,000	600,000
Deferred costs, net	97,901	—
Prepaid and other assets	137,889	243,236
Total Assets	$69,593,818	$63,587,624

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$40,836,502	$35,836,186
Accounts payable and accrued expenses	1,956,822	980,677
Total Liabilities	42,793,324	36,816,863
Accumulated equity	26,800,494	26,770,761
Total Liabilities and Accumulated Equity	$69,593,818	$63,587,624

Company’s share of unconsolidated assets	$28,708,627	$25,729,647
Company’s share of mortgage and other indebtedness	$17,030,951	$14,530,793

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.18

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre1, Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenue:
Minimum rent	$—	$235,197	$—	$461,411
Tenant reimbursements	—	85,473	—	170,154
Other property related revenue	101,196	7,243	101,196	21,639
Total revenue	101,196	327,913	101,196	653,204

Expenses:
Property operating2	203,554	52,180	203,554	125,742
Real estate taxes	—	55,175	—	96,155
Total expenses	203,554	107,355	203,554	221,897

Net operating (loss) income	(102,358)	220,558	(102,358)	431,307
Depreciation and amortization	(82,718)	(34,457)	(82,718)	(67,991)
Interest expense	(12,113)	(60,561)	(12,113)	(123,606)
(Loss) income from continuing operations	(197,189)	125,540	(197,189)	239,710
Net (loss) income	$(197,189)	$125,540	$(197,189)	$239,710
Company’s share of unconsolidated net operating (loss) income	$(51,179)	$132,335	$(51,179)	$258,784
Company’s share of unconsolidated interest expense	$(6,057)	$(36,337)	$(6,057)	$(74,164)

____________________
1	The financial statements of The Centre were consolidated in September 2009.

2	The majority of the amounts for the 2010 periods represent pre-operating costs for the Eddy Street Commons Limited Service Hotel.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.19

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of June 30, 2010

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2010.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	—	—	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	—	—
Federated Department Stores	1	237,455	1	237,455	—	—
Dick's Sporting Goods	3	171,737	3	171,737	—	—
Ross Stores	5	147,648	5	147,648	—	—
Petsmart	6	147,069	6	147,069	—	—
Home Depot	1	140,000	—	—	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	—	—
	45	3,634,509	29	1,360,144	16	2,274,365

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.20

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of June 30, 2010

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2010.

Tenant	Type of Property	Number of Locations	Leased GLA/ NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.4%	$2,366,871	$8.17	3.3%
Petsmart	Retail	6	147,069	2.7%	2,057,838	13.99	2.9%
Lowe's Home Improvement	Retail	2	128,997	2.4%	1,764,000	6.04	2.5%
Ross Stores	Retail	5	147,648	2.7%	1,681,504	11.39	2.4%
Dick's Sporting Goods	Retail	3	171,737	3.2%	1,666,152	9.70	2.3%
State of Indiana	Commercial	3	210,393	3.9%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.3%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.5%	1,581,884	11.78	2.2%
Indiana Supreme Court	Commercial	1	75,488	1.4%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.7%	1,226,835	13.66	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Office Depot	Retail	5	129,099	2.4%	1,069,504	8.28	1.5%
Best Buy	Retail	2	75,045	1.4%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.1%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.2%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.2%
Kerasotes Theaters3	Retail	2	43,050	0.8%	813,504	18.90	1.1%
Michaels	Retail	3	68,989	1.3%	792,515	11.49	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	8.91	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
A & P	Retail	1	58,732	1.1%	763,516	13.00	1.1%
Petco	Retail	3	40,778	0.8%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.5%	588,000	7.39	0.8%
Old Navy	Retail	2	39,800	0.7%	511,800	12.86	0.7%
Burlington Coat Factory	Retail	1	107,400	2.0%	510,150	4.75	0.7%
TOTAL			2,616,824	48.5%	$28,747,370	$10.18	40.5%

____________________
1	Annualized base rent represents the monthly contractual rent for June 2010 for each applicable tenant multiplied by 12.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.21

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of June 30, 2010

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	41	168,654	3.1%	$1,864,944	2.7%	$11.06	$—
2011	97	446,731	8.3%	6,120,988	8.9%	13.70	—
2012	103	438,443	8.2%	6,976,968	10.1%	15.91	—
2013	75	510,903	9.5%	6,248,499	9.1%	12.23	—
2014	73	557,967	10.4%	7,442,039	10.8%	13.34	340,475
2015	82	736,354	13.7%	9,461,256	13.8%	12.85	198,650
2016	32	548,616	10.2%	3,956,631	5.8%	7.21	—
2017	25	397,024	7.4%	5,670,058	8.2%	14.28	266,300
2018	21	334,803	6.2%	4,478,244	6.5%	13.38	128,820
2019	17	191,139	3.6%	2,941,029	4.3%	15.39	33,000
Beyond	49	1,035,311	19.3%	13,669,179	19.9%	13.20	2,007,661
Total	615	5,365,945	100.0%	$68,829,836	100.0%	$12.83	$2,974,906

____________________
1	Lease expiration table reflects rents in place as of June 30, 2010, and does not include option periods; 2010 expirations include 24 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2010 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.22

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of June 30, 2010

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2010.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	3	77,719	1.5%	$394,771	0.6%	$5.08	$0
2011	7	214,292	4.0%	1,795,256	2.6%	8.38	0
2012	8	179,471	3.3%	1,678,862	2.4%	9.35	0
2013	3	222,521	4.2%	993,053	1.4%	4.46	0
2014	9	236,834	4.4%	2,355,657	3.4%	9.95	0
2015	19	532,769	9.9%	5,269,679	7.7%	9.89	0
2016	8	448,624	8.4%	2,156,822	3.1%	4.81	0
2017	11	277,102	5.2%	3,387,644	4.9%	12.23	0
2018	8	300,576	5.6%	3,580,504	5.2%	11.91	0
2019	6	150,989	2.8%	2,099,445	3.1%	13.90	0
Beyond	25	951,521	17.7%	11,665,922	17.0%	12.26	990,000
Total	107	3,592,418	66.9%	$35,377,613	51.4%	$9.85	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of June 30, 2010, and does not include option periods; 2010 expirations include two month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for June 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.23

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2010

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of June 30, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	37	90,715	1.7%	$1,468,073	2.1%	$16.18	$0
2011	89	215,401	4.0%	4,027,556	5.9%	18.70	0
2012	93	221,920	4.1%	4,702,640	6.8%	21.19	0
2013	68	154,163	2.9%	3,535,624	5.1%	22.93	0
2014	61	158,445	3.0%	3,496,047	5.1%	22.06	340,475
2015	62	158,484	3.0%	3,412,070	5.0%	21.53	198,650
2016	24	99,992	1.9%	1,799,810	2.6%	18.00	0
2017	13	44,434	0.8%	943,251	1.4%	21.23	266,300
2018	13	34,227	0.6%	897,740	1.3%	26.23	128,820
2019	11	40,150	0.8%	841,584	1.2%	20.96	33,000
Beyond	23	78,653	1.5%	1,922,566	2.8%	24.44	1,017,661
Total	494	1,296,584	24.2%	$27,046,961	39.3%	$20.86	$1,984,906

____________________
1	Lease expiration table reflects rents in place as of June 30, 2010, and does not include option periods; 2010 expirations include 22 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.24

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of June 30, 2010

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2010	1	220	0.0%	$2,100	0.0%	$9.55
2011	1	17,038	0.3%	298,176	0.4%	17.50
2012	2	37,052	0.7%	595,467	0.9%	16.07
2013	4	134,219	2.5%	1,719,822	2.5%	12.81
2014	3	162,688	3.0%	1,590,335	2.3%	9.78
2015	1	45,101	0.8%	779,507	1.1%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	1	75,488	1.4%	1,339,164	2.0%	17.74
2018	0	0	0.0%	0	0.0%	0.00
2019	0	0	0.0%	0	0.0%	0.00
Beyond	1	5,137	0.1%	80,692	0.1%	15.71
Total	14	476,943	8.9%	$6,405,262	9.3%	$13.43

____________________
1	Lease expiration table reflects rents in place as of June 30, 2010, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for June 2010 for each applicable property multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.25

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Company Owned GLA – Operating Retail1	4,999,009	4,996,581	4,996,581	5,000,254	4,989,570
Total GLA – Operating Retail1	7,886,454	7,884,026	7,884,026	7,887,699	7,878,523
Projected Company Owned GLA Under Development or Redevelopment2	791,506	791,506	791,506	816,720	861,026
Projected Total GLA Under Development or Redevelopment2	1,113,663	1,097,149	1,097,149	1,122,363	1,166,669
Number of Operating Retail Properties	51	51	51	51	51
Number of Retail Properties Under Development or Redevelopment	7	7	7	7	8
Percentage Leased – Operating Retail	91.0%	90.0%	90.1%	90.8%	90.7%
Annualized Base Rent & Ground Lease Revenue – Retail Properties3	$60,446,100	$59,794,780	$60,080,585	$60,809,465	$60,969,361

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.26

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Company Owned Net Rentable Area (NRA)1	499,221	499,221	499,221	499,221	499,221
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties	95.5%	96.2%	96.2%	95.2%	95.2%
Annualized Base Rent – Commercial Properties2,3	$6,405,262	$6,446,614	$6,446,614	$6,370,114	$6,365,707

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of June 30, 2010.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.27

IN-PROCESS DEVELOPMENTS

Developments Under Construction	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of June 30, 20107	Major Tenants and Non-owned Anchors
Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009	132,743	138,386	23.3%	76.8%	$52,000	$46,972	Whole Foods, Pets Emporium, Party City
Eddy Street Commons, IN – I8	100%	South Bend	Q3 2009	165,000	465,000	59.4%	84.8%	35,000	33,822	Follett Bookstore, Other Retail, University of Notre Dame
Total In-Process Developments				297,743	603,386	43.3%	81.2%	$87,000	$80,794

Cost incurred as of 6/30/2010 included in Construction in progress on condensed consolidated balance sheet9	$49,574

____________________
1	The Company owns Cobblestone Plaza through a joint venture.

2	Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made.

3
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 42,945 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except for Eddy Street Commons (see Note 8).

8
The Company is the master developer for this project. The total estimated cost of the mixed-use component of the project is approximately $70 million, the Company’s share of which is approximately $35 million. The remaining $35 million of the project cost is attributable to apartments which will be funded and owned by a third party. The Company has also entered into a 50/50 joint venture with White Lodging Services Corporation and commenced construction of a 119 room Fairfield Inn and Suites, limited service hotel. The Company’s share of the projected cost of this hotel is approximately $5.5 million which is being funded by a third party construction loan.

9	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.28

REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of June 30, 20104	Major Tenants and Non-owned Anchors
Rivers Edge, IN5	Indianapolis	110,875	127,389	127,389	$15,500	$614	Nordstrom Rack, The Container Store
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	5,700	1,098	Academy Sports & Outdoors
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	378	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	62	Johnson Hardware Store
Coral Springs Plaza, FL	Boca Raton	45,906	45,906	45,906	4,500	1,484	Toys “R” Us/Babies “R” Us
Total Redevelopment Projects		493,763	510,277	510,277	$28,700	$3,636

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

5	The current estimate of the total project cost may increase depending on the outcome of current negotiations with additional tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.29

FUTURE DEVELOPMENTS (Land owned/Entitlements secured/No vertical construction)

Developments in Final Planning Stages	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of June 30, 20102	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$60,995	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$24,398
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$45,351	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5	Seattle	100%	TBD	127,000	11,000	10,430	Hardware Store, Shops
Broadstone Station, NC	Raleigh	100%	TBD	345,000	19,100	13,279	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
South Elgin Commons, IL - II	Chicago	100%	TBD	263,000	6,800	6,674	Jr. Boxes, LA Fitness, Super Target (non-owned)
New Hill Place, NC - I	Raleigh	100%	TBD	310,000	30,000	14,137	Target, Frank Theatres
Total Consolidated Future Developments				1,341,000	$156,900	$89,871

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of June 30, 2010 and will be reduced to 20% at the time of project specific construction financing.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.30

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of June 30, 2010

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,184,878	39.7%	217	$24,898,183	39.0%	$12.39
• Retail	20	1,685,657	30.7%	203	18,492,921	29.0%	12.06
• Commercial	4	499,221	9.1%	14	6,405,262	10.0%	13.43
Florida	11	1,176,968	21.4%	148	13,469,503	21.1%	12.40
Texas	7	1,099,480	20.0%	73	11,389,757	17.8%	11.62
Georgia	3	300,116	5.5%	58	4,010,499	6.3%	14.48
Washington	3	126,496	2.3%	18	2,688,960	4.2%	23.13
Ohio	1	236,230	4.3%	7	2,392,056	3.7%	10.13
Illinois	3	227,830	4.1%	18	2,976,733	4.7%	14.31
New Jersey	1	115,063	2.1%	12	1,519,624	2.4%	16.47
Oregon	2	31,169	0.6%	13	531,140	0.8%	22.96
Total	55	5,498,230	100.0%	564	$63,876,455	100.0%	$12.70

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of June 30, 2010.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $2,974,906 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.31

OPERATING RETAIL PROPERTIES – TABLE I

As of June 30, 2010

Property1	State	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.5%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	57.0%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	97.7%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	89.0%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	95.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	98.5%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	93.3%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	95.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	90.2%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	88.9%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	79.9%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	100.0%
South Elgin Commons	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill8	IN	Crown Point	2006	2007	Developed	127,821	57,191	39.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	94.6%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	61.6%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	95.5%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	91.2%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.7%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	96.1%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	89.1%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	0.0%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.5%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre5	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	100.0%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2009, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with our partner that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.32

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	54.5%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	80.2%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway8	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	87.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	77.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	88.7%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	83.5%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	77.4%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	95.7%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	91.9%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
TOTAL						7,886,454	4,999,009	91.0%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
p.33

OPERATING RETAIL PROPERTIES – TABLE II

As of June 30, 2010

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Tampa	$1,588,472	$ —	$1,588,472	2.63%	$17.88	Petsmart, Best Buy, Michaels, Target (non-owned)
Estero Town Commons4	FL	Naples	425,917	750,000	1,175,917	1.95%	29.15	Lowe's Home Improvement, Mattress Giant
Indian River Square	FL	Vero Beach	1,445,272	—	1,445,272	2.39%	10.27	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,271,632	417,475	2,689,107	4.45%	10.11	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	997,331	—	997,331	1.65%	13.11	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,521,546	—	1,521,546	2.52%	15.11	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,083,860	—	1,083,860	1.79%	14.04	Publix
Shops at Eagle Creek	FL	Naples	605,605	55,104	660,709	1.09%	16.13	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,690,110	228,820	1,918,930	3.17%	21.95	Cost Plus, AC Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	953,220	—	953,220	1.58%	5.47	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	886,538	—	886,538	1.47%	11.97	Winn-Dixie
Kedron Village	GA	Atlanta	2,440,023	—	2,440,023	4.04%	17.19	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	695,258	—	695,258	1.15%	11.23	Publix
The Centre at Panola	GA	Atlanta	875,218	—	875,218	1.45%	11.98	Publix
Fox Lake Crossing	IL	Chicago	1,081,183	—	1,081,183	1.79%	13.65	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	1,051,800	—	1,051,800	1.74%	12.56	TJ Maxx, PetSmart, Caputo’s (non-owned)
South Elgin Commons	IL	Chicago	843,750	—	843,750	1.40%	18.75	LA Fitness
50 South Morton	IN	Indianapolis	126,000	—	126,000	0.21%	63.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.43%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	404,527	—	404,527	0.67%	17.78	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,586,499	—	1,586,499	2.62%	13.56	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	293,937	—	293,937	0.49%	18.37	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,891,779	—	1,891,779	3.13%	15.90	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,162,039	—	1,162,039	1.92%	10.90	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	918,421	—	918,421	1.52%	17.12	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,386,884	—	2,386,884	3.95%	6.16	Macy’s, Kerasotes Theater, Staples, Indianapolis Library, Lowe's Home Improvement Center (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	—	221,748	221,748	0.37%	—	Lowe's Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,259,838	78,650	1,338,488	2.21%	17.16	Office Depot
Martinsville Shops	IN	Martinsville	—	—	—	0.00%	—	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	344,228	—	344,228	0.57%	14.43	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.77%	9.42	HH Gregg, Office Depot, Lowe's Home Improvement (non-owned)
The Centre4	IN	Indianapolis	1,062,357	—	1,062,357	1.76%	13.64	CVS
The Corner	IN	Indianapolis	643,214	—	643,214	1.06%	15.09	Hancock Fabrics
Traders Point	IN	Indianapolis	3,996,865	435,000	4,431,865	7.33%	14.56	Dick's Sporting Goods, Kerasotes Theater, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart

____________________
1
Annualized Base Rent Revenue represents the contractual rent for June 2010 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2010.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

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OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Traders Point II	IN	Indianapolis	$ 696,374	$ —	$ 696,374	1.15%	$27.41
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.68%	7.86	Lowe's Home Improvement Center
Zionsville Place	IN	Indianapolis	241,204	—	241,204	0.40%	19.45
Ridge Plaza	NJ	Oak Ridge	1,519,624	—	1,519,624	2.51%	16.47	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,392,056	—	2,392,056	3.96%	10.13	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW
Cornelius Gateway	OR	Portland	258,365	—	258,365	0.43%	19.44	Fedex/Kinkos
Shops at Otty	OR	Portland	272,775	136,300	409,075	0.68%	27.71	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.84%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	628,247	—	628,247	1.04%	16.19	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,481,353	33,000	1,514,353	2.51%	12.19	Jo-Ann Fabric, Ross, Office Depot
Plaza at Cedar Hill	TX	Dallas	3,400,998	—	3,400,998	5.63%	12.79	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us
Plaza Volente	TX	Austin	1,840,485	110,000	1,950,485	3.23%	14.10	H-E-B Grocery
Preston Commons	TX	Dallas	524,604	—	524,604	0.87%	24.61	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	3,003,920	104,809	3,108,729	5.14%	10.21	Petsmart, Ross, HMY Roomstore, Kmart, Bed Bath & Beyond, Furniture Factory
50th & 12th	WA	Seattle	475,000	—	475,000	0.79%	32.76	Walgreens
Gateway Shopping Center4	WA	Seattle	2,017,640	144,000	2,161,640	3.58%	22.08	Petsmart, Ross, Rite Aid, Party City, Kohl’s (non-owned), Winco (non-owned)
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.32%	18.96	Walgreens (non-owned)
TOTAL			$57,471,194	$2,974,906	$60,446,100	100%	$12.63

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics-6/30/10
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OPERATING COMMERCIAL PROPERTIES

As of June 30, 2010

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	92.5%	$4,931,157	77.0%	$17.86	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	13.0%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	N/A
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	10.0%	5.56	Indiana Dept. of Administration
TOTAL				499,221	95.5%	$6,405,262	100.0%	$13.43

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2010 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of June 30, 2010.

3	The garage is managed by a third party.

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RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of June 30, 2010
	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	67.8%	91.5%	$1,107,187	$ 481,285	$ —	$1,588,472	$15.48	$27.75	$17.88
Estero Town Commons	FL	—	25,631	25,631	0.0%	57.0%	57.0%	—	425,917	750,000	1,175,917	—	29.15	29.15
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	472,187	—	1,445,272	8.36	19.35	10.27
International Speedway Square	FL	212,995	17,000	229,995	100.0%	69.4%	97.7%	2,069,032	202,600	417,475	2,689,107	9.71	17.17	10.11
King's Lake Square	FL	49,805	35,692	85,497	100.0%	73.6%	89.0%	358,890	638,441	—	997,331	7.21	24.29	13.11
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	87.7%	95.4%	627,628	893,919	—	1,521,546	9.46	26.03	15.11
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	95.9%	98.5%	386,231	697,629	—	1,083,860	7.90	24.66	14.04
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	248,927	55,104	660,709	14.00	20.62	16.13
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	75.2%	93.3%	1,144,008	546,102	228,820	1,918,930	19.02	32.41	21.95
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	399,172	—	953,220	4.01	11.10	5.47
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	85.1%	95.0%	408,452	478,086	—	886,538	7.90	21.40	11.97
Kedron Village	GA	68,845	88,564	157,409	100.0%	82.5%	90.2%	849,648	1,590,375	—	2,440,023	12.34	21.76	17.19
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	75.7%	88.9%	337,203	358,055	—	695,258	8.90	14.89	11.23
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	461,826	—	875,218	8.00	21.58	11.98
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	39.9%	79.9%	775,230	305,953	—	1,081,183	11.75	23.15	13.65
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	100.0%	100.0%	702,879	348,921	—	1,051,800	11.40	15.81	12.56
South Elgin Commons	IL	45,000	—	45,000	100.0%	0.0%	100.0%	843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	126,000	—	126,000	—	63.00	63.00
54th & College	IN	—	—	—	0.0%	0.0%	*	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,191	57,191	0.0%	39.8%	39.8%	—	404,527	—	404,527	—	17.78	17.78
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	86.8%	94.6%	862,900	723,599	—	1,586,499	11.75	16.60	13.56
Bridgewater Marketplace	IN	—	25,975	25,975	0.0%	61.6%	61.6%	—	293,937	—	293,937	—	18.37	18.37
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	90.8%	95.5%	643,200	1,248,579	—	1,891,779	10.11	22.54	15.90
Fishers Station	IN	72,212	44,673	116,885	100.0%	77.1%	91.2%	734,726	427,313	—	1,162,039	10.17	12.41	10.90
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	71.0%	83.7%	396,184	522,237	—	918,421	14.17	20.34	17.12
Glendale Town Commons	IN	329,588	73,610	403,198	100.0%	78.8%	96.1%	1,244,313	1,142,571	—	2,386,884	3.78	19.70	6.16
Greyhound Commons	IN	—	—	—	0.0%	0.0%	*	—	—	221,748	221,748	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	82.6%	89.1%	345,623	914,215	78,650	1,338,488	11.25	21.42	17.16
Martinsville Shops	IN	—	10,986	10,986	0.0%	0.0%	0.0%	—	—	—	—	—	—	—
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.5%	69.5%	—	344,228	—	344,228	—	14.43	14.43
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	892,005	—	1,062,357	9.10	15.08	13.64
The Corner	IN	12,200	30,412	42,612	100.0%	100.0%	100.0%	88,450	554,764	—	643,214	7.25	18.24	15.09
Traders Point	IN	238,721	40,953	279,674	100.0%	87.5%	98.2%	3,134,370	862,495	435,000	4,431,865	13.13	24.07	14.56
Traders Point II	IN	—	46,600	46,600	0.0%	54.5%	54.5%	—	696,374	—	696,374	—	27.41	27.41
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	241,204	—	241,204	—	19.45	19.45
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	49.9%	80.2%	997,762	521,862	—	1,519,624	14.33	23.02	16.47
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,259,306	132,750	—	2,392,056	9.75	29.50	10.13
Cornelius Gateway	OR	—	21,324	21,324	0.0%	62.3%	62.3%	—	258,365	—	258,365	—	19.44	19.44
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	272,775	136,300	409,075	—	27.71	27.71
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	54.7%	87.7%	483,465	144,782	—	628,247	15.00	22.00	16.19
Market Street Village	TX	136,746	19,879	156,625	75.2%	94.0%	77.6%	1,039,363	441,990	33,000	1,514,353	10.10	23.66	12.19
Plaza at Cedar Hill	TX	227,106	72,741	299,847	89.0%	87.9%	88.7%	2,125,125	1,275,873	—	3,400,998	10.52	19.94	12.79
Plaza Volente	TX	105,000	51,333	156,333	100.0%	49.7%	83.5%	1,155,000	685,485	110,000	1,950,485	11.00	26.88	14.10
Preston Commons	TX	—	27,539	27,539	0.0%	77.4%	77.4%	—	524,604	—	524,604	—	24.61	24.61
Sunland Towne Centre	TX	254,133	53,341	307,474	100.0%	75.2%	95.7%	2,182,719	821,200	104,809	3,108,729	8.59	20.47	10.21
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	67.5%	91.9%	1,497,779	519,861	144,000	2,161,640	20.06	31.04	22.08
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
		3,497,452	1,501,557	4,999,009	97.6%	75.9%	91.0%	$33,731,884	$23,739,310	$2,974,906	$60,446,100	$ 9.89	$20.84	$12.63

____________________
1	This table does not include annualized base rent from development property tenants open for business as of June 30, 2010.

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